Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aura Systems, Inc. (the “Company”) on Form 10-K for the annual period ending February 28, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melvin Gagerman, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: June 13, 2018

By:	/s/ Melvin Gagerman
Melvin Gagerman
Chief Executive Officer and Chief Financial Officer